UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2018 (May 30, 2018)

Gladstone Land Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	001-35795	54-1892552
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Westbranch Drive, Suite 100 McLean, Virginia		22102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 287-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

All statements contained herein, other than historical facts, may constitute “forward-looking statements.” These statements may relate to, among other things, the future performance of the Company (as defined below), the anticipated use of proceeds and the closing of any transaction. In some cases, you can identify forward-looking statements by terminology such as “estimate,” “may,” “might,” “will,” “future,” “intend,” “expect,” “if” or the negative of such terms or comparable terminology. Factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements include, among others, those factors listed under the caption “Risk Factors” of the Company’s prospectus supplement for the offering described herein, dated May 31, 2018, and the accompanying base prospectus, dated April 12, 2017, that was filed with the U.S. Securities and Exchange Commission (“SEC”) on May 31, 2018. The Company cautions readers not to place undue reliance on any such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this report, except as required by law.

Item 1.01.	Entry into a Material Definitive Agreement.

Amended and Restated Dealer Manager Agreement

On May 31, 2018, Gladstone Land Corporation, a Maryland corporation (the “Company”), entered into an amended and restated dealer manager agreement (the “Amended and Restated Dealer Manager Agreement”), with Gladstone Securities, LLC, a Connecticut limited liability company and affiliate of the Company (the “Dealer Manager”), whereby the Dealer Manager will serve as the Company’s exclusive dealer manager in connection with the Company’s offering of up to 6,000,000 shares of 6.00% Series B Cumulative Redeemable Preferred Stock of the Company, par value $0.001 per share (the “new Series B Preferred Stock”), on a “reasonable best efforts” basis (the “Offering”). The Amended and Restated Dealer Manager Agreement supersedes and replaces that certain Dealer Manager Agreement, dated January 10, 2018, between the Company and the Dealer Manager.

The new Series B Preferred Stock is registered with the SEC pursuant to a registration statement on Form S-3 (File No. 333-217042), as the same may be amended and/or supplemented (the “Registration Statement”), under the Securities Act of 1933, as amended, and will be offered and sold pursuant to a prospectus supplement, dated May 31, 2018, and a base prospectus dated April 12, 2017 relating to the Registration Statement (the “Prospectus”). The Prospectus supersedes and replaces that certain prospectus supplement dated January 10, 2018 (the “Original Prospectus”). No shares of Series B Preferred Stock have been sold pursuant to the Original Prospectus.

Under the Amended and Restated Dealer Manager Agreement, the Dealer Manager will provide certain sales, promotional and marketing services to the Company in connection with the Offering, and the Company will pay the Dealer Manager (i) selling commissions of up to 7.0% of the gross proceeds from sales of new Series B Preferred Stock in the Offering (the “Selling Commissions”), and (ii) a dealer manager fee of up to 3.0% of the gross proceeds from sales of new Series B Preferred Stock in the Offering (the “Dealer Manager Fee”). The Dealer Manager may, in its sole discretion, reallow a portion of the Dealer Manager Fee to participating broker-dealers in support of the Offering. Further, the Selling Commissions and the Dealer Manager Fee may be reduced or eliminated with regard to the new Series B Preferred Stock sold to or for the account of certain categories of purchasers.

The terms of the Amended and Restated Dealer Manager Agreement were approved by the Company’s board of directors (the “Board”), including all of its independent directors.

Pursuant to the Amended and Restated Dealer Manager Agreement, the Company has agreed to indemnify the Dealer Manager and participating broker-dealers, and the Dealer Manager has agreed to indemnify the Company, against certain losses, claims, damages and liabilities, including but not limited to those arising out of (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereto or in the prospectus, (ii) the omission or alleged omission to state in the Registration Statement (including the prospectus as a part thereof) or any post-effective amendment thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of a material fact contained in the prospectus or the omission or alleged omission to state therein a material act required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The foregoing description of the Amended and Restated Dealer Manager Agreement is a summary and is qualified in its entirety by the terms of Amended and Restated Dealer Manager Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

Amendment to Operating Partnership Agreement

On May 30, 2018, Gladstone Land Limited Partnership (the “Operating Partnership”), a Delaware limited partnership controlled by the Company through its ownership of Gladstone Land Partners, LLC, the general partner of the Operating Partnership, adopted the Third Amendment to its First Amended and Restated Agreement of Limited Partnership, including Exhibit SB-2 thereto (collectively, the “Amendment”), as amended from time to time, amending and restating the rights, privileges and preferences of the Operating Partnership’s 6.00% Series B Cumulative Redeemable Preferred Units (the “Series B Preferred Units”), a class of limited partnership interests previously designated by the Operating Partnership as Series B Preferred Units, which are unissued as of the date hereof. The Amendment supersedes and replaces that certain Second Amendment to its First Amended and Restated Agreement of Limited Partnership, including Exhibit SB thereto. The Series B Preferred Units provided for under the Amendment have preferences, distribution rights and other provisions substantially equivalent to those of the new Series B Preferred Stock.

The foregoing description of the Amendment is a summary and is qualified in its entirety by the terms of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Amended and Restated Escrow Agreement

On May 31, 2018, the Company entered into an amended and restated subscription escrow agreement (the “Amended and Restated Escrow Agreement”) with the Dealer Manager and UMB Bank, National Association, a national banking association (the “Escrow Agent”), pursuant to which the Company will deposit subscription payments from the Offering made through Direct Registration System settlement (as described in the Prospectus) in an escrow account (the “Escrow Account”) held by the Escrow Agent, in trust for the subscriber’s benefit, pending release to the Company pursuant to the Amended and Restated Escrow Agreement. The Amended and Restated Escrow Agreement supersedes and replaces the Escrow Agreement dated January 10, 2018. The Escrow Agent does not have a material relationship with the Company.

The Amended and Restated Escrow Agreement contains customary representations, warranties and agreements by the Company and the Dealer Manager, and customary conditions to the release of proceeds from the Escrow Account, indemnification obligations of the Company and the Dealer Manager, other obligations of the parties and termination provisions.

The foregoing description of the Amended and Restated Escrow Agreement is a summary and is qualified in its entirety by the terms of the Amended and Restated Escrow Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.03.	Material Modification to Rights of Security Holders.

On May 30, 2018, the Board of Directors of the Company authorized the new Series B Preferred Stock. The authorization and issuance of the new Series B Preferred Stock, pursuant to the Articles Supplementary relating to the new Series B Preferred Stock (the “Articles Supplementary”) materially impacts the rights of the holders of the Company’s common stock, par value $0.001 per share (the “Common Stock”): (i) the Articles Supplementary prohibit the Company from issuing dividends or making distributions to the holders of its Common Stock while any shares of the new Series B Preferred Stock are outstanding, unless all accumulated and unpaid dividends on the new Series B Preferred Stock are paid in their entirety; (ii) if dividends on any new Series B Preferred Stock shall be in arrears for 18 or more consecutive months, then holders of the new Series B Preferred Stock, together with the holders of all classes or series of Parity Preferred Stock (as defined in the Articles Supplementary) upon which like voting rights have been conferred and are exercisable, will be entitled to vote separately as a class for the election of a total of two additional directors to serve on the Board until such dividend arrearage is eliminated; and (iii) the shares of the new Series B Preferred Stock have a liquidation preference equal to $25.00 (the “Liquidation Preference”), plus all accumulated but unpaid dividends in the event of an acquisition, dissolution, liquidation or winding up of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 30, 2018, the Company filed with the Maryland Department of Assessments and Taxation Articles Supplementary setting forth the rights, preferences and terms of the new Series B Preferred Stock. The following is a summary of the material terms of the Articles Supplementary:

Dividends

Investors will be entitled to receive preferential cumulative cash dividends on the new Series B Preferred Stock at a rate of 6.00% per annum of the Liquidation Preference (equivalent to $1.50 per annum per share). Beginning on the date of issuance, dividends on the new Series B Preferred Stock will be payable monthly in arrears. The first dividend will be payable on or about July 5, 2018. Dividends on the new Series B Preferred Stock will be cumulative from (but excluding) the last day of the most recent dividend period for which dividends have been paid or, if no dividends have been paid, from the date of issuance and shall be payable monthly in arrears on or about the fifth day of each month for dividends accrued the previous month or on such later date as designated by the Board. Holders of the new Series B Preferred Stock are not eligible to participate in the Company’s dividend reinvestment plan.

Redemption at Option of the Company

The Company may not redeem the new Series B Preferred Stock prior to the later of (i) the first anniversary of the Termination Date (as defined in the Articles Supplementary) and (ii) June 1, 2022 (except in limited circumstances relating to the Company’s continuing qualification as a real estate investment trust). On and after the later of (x) the first anniversary of the Termination Date and (y) June 1, 2022, the Company may, at its option, redeem the new Series B Preferred Stock, in whole or in part, at any time or from time to time, by payment of the Liquidation Preference, plus any accumulated and unpaid dividends up to but excluding the date of redemption.

Redemption at Option of Shareholders

Commencing on the date of original issuance (or, if after the date of original issuance the Board of Directors suspends the optional redemption right of the holders of the new Series B Preferred Stock, on the date the Board of Directors reinstates such right) and terminating on the earlier to occur of (i) the date upon which the Board of Directors, by resolution, suspends or terminates the optional redemption right of the holders of the new Series B Preferred Stock and (ii) the date on which shares of the new Series B Preferred Stock are listed on a national securities exchange, holders of the new Series B Preferred Stock may, at their option, require the Company to redeem, on the tenth calendar day following delivery of a stockholder redemption notice or, if such tenth calendar day is not a business day, on the next succeeding business day, any or all of their shares of the new Series B Preferred Stock at a redemption price per share of the new Series B Preferred Stock equal to $22.50 in cash.

The obligation of the Company to redeem shares of the new Series B Preferred Stock is limited to the extent the Board of Directors determines, in its sole and absolute discretion, that the Company does not have sufficient funds available to fund any such redemption or the Company is restricted by applicable law from making such redemption.

Liquidation Preference

In the event of any liquidation, dissolution or winding up of the Company’s affairs, holders of the new Series B Preferred Stock will have the right to receive the Liquidation Preference, plus any accumulated and unpaid dividends up to but excluding the date of payment, but without interest before any payment is made to the holders of Common Stock or any other class or series of capital stock ranking junior to the new Series B Preferred Stock.

Voting Rights

Holders of the new Series B Preferred Stock will generally have no voting rights. However, if dividends on any shares of the new Series B Preferred Stock are in arrears for 18 or more consecutive months, then holders of the new Series B Preferred Stock (voting together as a single class) will have the right to elect two additional directors to serve on the Board until such dividend arrearage is eliminated. Further, the designations, rights, preferences, privileges or limitations with respect to the new Series B Preferred Stock may not be changed in a manner that would be materially adverse to the rights of holders of the new Series B Preferred Stock without the affirmative vote of at least two-thirds of the shares of the new Series B Preferred Stock then outstanding.

The foregoing description of the Articles Supplementary is a summary and is qualified in its entirety by the terms of the Articles Supplementary, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On May 31, 2018, the Company issued a press release (the “Press Release”) announcing the Offering of the new Series B Preferred Stock and termination of the offering of the old Series B Preferred Stock. A copy of the Press Release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Pursuant to the rules and regulations of the SEC, the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Amended and Restated Dealer Manager Agreement, dated as of May 31, 2018, by and between Gladstone Land Corporation and Gladstone Securities, LLC.

3.1	Articles Supplementary for 6.00% Series B Cumulative Redeemable Preferred Stock.

4.1	Form of Certificate for 6.00% Series B Cumulative Redeemable Preferred Stock.

5.1	Opinion of Venable LLP.

8.1	Tax Opinion of Bass, Berry & Sims PLC.

10.1	Third Amendment to the First Amended and Restated Agreement of Limited Partnership of Gladstone Land Limited Partnership, including Exhibit SB-2 thereto.

10.2	Amended and Restated Subscription Escrow Agreement, dated as of May 31, 2018, by and among Gladstone Land Corporation, Gladstone Land Securities, LLC and UMB Bank, National Association.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Bass, Berry & Sims PLC (included in Exhibit 8.1).

99.1	Press Release, dated May 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Land Corporation (Registrant)

May 31, 2018	By:	/s/ Lewis Parrish
(Lewis Parrish, Chief Financial Officer)